                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 29, 1997

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement dated as of September 1, 1997 providing for, inter alia, the issuance of Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1)


   Credit Suisse First Boston Mortgage Securities Corp.
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     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                   333-33807                      13-3320910
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(STATE OR OTHER JURISDICTION     (COMMISSION)                  (I.R.S. EMPLOYER
OF INCORPORATION)                FILE NUMBER)                IDENTIFICATION NO.)

11 Madison Avenue, New York, New York                                   10010
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


Registrant's telephone number, including area code (212) 325-2000


    Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                        Exhibit Index Located on Page 2
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 Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                        Sequentially
Exhibit                                                 Numbered
Number                                                  Exhibit
-------                                                 Page
                                                        -----------


10.1     Pooling and Servicing Agreement, dated            004
         as of September 1, 1997 among Credit
         Suisse First Boston Mortgage Securities
         Corp., as depositor, Chevy Chase Bank,
         F.S.B., as seller and servicer,
         and U.S. Bank National Association, as trustee


10.2     Certificate Guarantee Insurance
         Policy issued by MBIA
         Insurance Corporation in
         connection with the Chevy
         Chase Bank, F.S.B. Mortgage-Backed
         Pass-Through Certificates,
         Series 1997-CCB1, Class A.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant


                         By:     /s/ Allan J. Baum
                            ----------------------------------------
                         Name:   Allan J. Baum
                         Title:  Vice President


Dated:  September 29, 1997




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